Exhibit 10.1

                           HILCOAST DEVELOPMENT CORP.
                              100 Century Boulevard
                         West Palm Beach. Florida 33417

(561) 640-3105                                                Fax (561) 640-3160


March 6, 2002


Mr. Thomas Gruber
nStor Technologies, Inc.
10140 Mesa Rim Road
San Diego, CA 92121

Dear Tom,

Hilcoast Development Corp. ("Hilcoast") hereby agrees to purchase ______shares of American Realty Investors, Inc. (ARL) from nStor Technologies, Inc. ("nStor") for a total purchase price of $________ cash. In conjunction therewith, Hilcoast hereby grants to nStor an option through July 6, 2002 to repurchase all or a portion of these shares at a repurchase price equal to $___ per ARL share plus 10% per annum, computed daily.



Very truly yours,



Hilcoast Development Corp

By: _________________________________
    Mark F. Levy, Vice President


Agreed:

nStor Technologies, Inc.

By: _________________________________
    Thomas Gruber, Vice President